Exhibit 99.1(a)
On February 27, 2008, the 1992 GRAT Remainder Trust f/b/o Gary M. Lauder (the "GML GRAT") sold 12,281 shares of Class A Common Stock at an average sale price of $43.5916. The information regarding the shares sold that day at each price per share appears in the two columns below:

300  $43.09
200  $43.10
100  $43.14
100  $43.17
100  $43.18
381  $43.19
100  $43.20
200  $43.22
100  $43.26
100  $43.27
100  $43.28
100  $43.29
100  $43.30
200  $43.33
100  $43.34
600  $43.35
100  $43.37
300  $43.38
200  $43.39
200  $43.40
300  $43.42
100  $43.45
200  $43.50
100  $43.51
100  $43.52
100  $43.53
100  $43.54
300  $43.55
200  $43.57
100  $43.61
400  $43.63
100  $43.64
400  $43.65
100  $43.66
300  $43.67
300  $43.68
700  $43.69
500  $43.70
400  $43.71
200  $43.72
300  $43.73
400  $43.74
100  $43.75
100  $43.76
100  $43.78
100  $43.80
200  $43.81
100  $43.82
100  $43.83
300  $43.84
200  $43.86
200  $43.90
200  $43.91
100  $43.92
100  $43.94
100  $43.96
100  $43.97
200  $43.99
200  $44.02
200  $44.04
100  $44.09
100  $44.10

On February 28, 2008, the GML GRAT sold 12,281 shares of Class A Common Stock at an average sale price of $42.9098. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100  $42.75
  100  $42.77
  100  $42.78
  400  $42.79
  581  $42.80
1,000  $42.81
  900  $42.82
1,000  $42.83
1,200  $42.84
  500  $42.85
  400  $42.86
  200  $42.87
  600  $42.88
  500  $42.89
  400  $42.90
  300  $42.91
  300  $42.92
  500  $42.93
  300  $42.94
  200  $42.95
  100  $42.96
  100  $42.97
  100  $42.99
  100  $43.03
  100  $43.07
  100  $43.08
  300  $43.10
  400  $43.11
  200  $43.12
  100  $43.14
  200  $43.15
  200  $43.16
  200  $43.17
  200  $43.18
  300  $43.20

Exhibit 99.1(b)
On February 27, 2008, the Second Amendment and Restatement of the Gary M. Lauder Revocable Trust u/a dated October 6, 2003 formerly known as the Gary M. Lauder Revocable Trust u/a/d August 10, 2000 (the "GML Revocable Trust") sold 25,000 shares of Class A Common Stock at an average sale price of $43.5937. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100  $43.08
  400  $43.09
  100  $43.10
  300  $43.11
  100  $43.14
  200  $43.15
  100  $43.16
  100  $43.18
  700  $43.19
  300  $43.20
  200  $43.21
  200  $43.22
  300  $43.24
  300  $43.26
  100  $43.28
  100  $43.29
  300  $43.30
  200  $43.31
  400  $43.32
  400  $43.33
  300  $43.34
  500  $43.35
  100  $43.37
  700  $43.38
  200  $43.39
  300  $43.40
  400  $43.41
  500  $43.42
  100  $43.44
  100  $43.45
  100  $43.48
  300  $43.50
  400  $43.51
  100  $43.52
  200  $43.53
  200  $43.54
  600  $43.55
  200  $43.56
  100  $43.57
  200  $43.58
  100  $43.60
  200  $43.62
  500  $43.63
  200  $43.64
1,000  $43.65
  700  $43.66
  200  $43.67
1,100  $43.68
1,100  $43.69
  700  $43.70
  800  $43.71
  900  $43.72
  600  $43.73
  200  $43.74
  100  $43.75
  300  $43.76
  100  $43.77
  200  $43.78
  400  $43.79
  200  $43.80
  100  $43.81
  200  $43.82
  200  $43.83
  300  $43.84
  600  $43.85
  200  $43.86
  100  $43.87
  100  $43.88
  300  $43.90
  400  $43.91
  100  $43.92
  100  $43.93
  100  $43.94
  200  $43.95
  200  $43.97
  300  $43.98
  400  $43.99
  100  $44.01
  100  $44.02
  100  $44.04
  100  $44.05
  100  $44.06
  100  $44.07
  200  $44.09
  100  $44.10
  100  $44.11

On February 28, 2008, the GML Revocable Trust sold 25,000 shares of Class A Common Stock at an average sale price of $42.9064. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100	$42.74
  300  $42.76
  400  $42.77
  200  $42.78
  400  $42.79
1,300  $42.80
1,600  $42.81
2,700  $42.82
1,600  $42.83
1,700  $42.84
1,700  $42.85
  700  $42.86
1,000  $42.87
1,100  $42.88
  500  $42.89
1,100  $42.90
  400  $42.91
1,200  $42.92
1,000  $42.93
  400  $42.94
  300  $42.95
  100  $42.96
  300  $42.97
  200  $42.98
  100  $43.03
  100  $43.06
  600  $43.07
  100  $43.08
  900  $43.10
  400  $43.11
  100  $43.12
  100  $43.13
  200  $43.14
  400  $43.15
  400  $43.16
  400  $43.17
  400  $43.18
  100  $43.19
  300  $43.20
  100  $43.21

Exhibit 99.1(c)
On February 27, 2008, the 1992 GRAT Remainder Trust f/b/o William P. Lauder (the "WPL GRAT") sold 12,281 shares of Class A Common Stock at an average sale price of $43.59. The information regarding the shares sold that day at each price per share appears in the two columns below:

300  $43.09
100  $43.10
100  $43.11
100  $43.14
100  $43.17
200  $43.18
281  $43.19
100  $43.20
200  $43.21
100  $43.26
100  $43.27
100  $43.28
100  $43.29
100  $43.30
200  $43.33
200  $43.34
500  $43.35
400  $43.38
300  $43.39
100  $43.41
300  $43.42
100  $43.47
200  $43.50
100  $43.51
100  $43.52
100  $43.53
100  $43.54
200  $43.55
100  $43.56
200  $43.57
100  $43.61
200  $43.62
200  $43.63
100  $43.64
400  $43.65
200  $43.66
400  $43.67
100  $43.68
800  $43.69
600  $43.70
300  $43.71
100  $43.72
500  $43.73
200  $43.74
100  $43.75
100  $43.76
100  $43.78
100  $43.79
200  $43.80
100  $43.83
400  $43.84
200  $43.86
200  $43.90
300  $43.91
100  $43.93
100  $43.95
200  $43.97
200  $43.99
100  $44.00
100  $44.04
100  $44.05
100  $44.09
100  $44.11

On February 28, 2008, the WPL GRAT sold 12,281 shares of Class A Common Stock at an average sale price of $42.9081. The information regarding the shares sold that day at each price per share appears in the two columns below:

  100  $42.75
  100  $42.77
  100  $42.78
  300  $42.79
  681  $42.80
1,200  $42.81
  700  $42.82
1,100  $42.83
1,000  $42.84
  600  $42.85
  500  $42.86
  300  $42.87
  400  $42.88
  300  $42.89
  600  $42.90
  400  $42.91
  300  $42.92
  600  $42.93
  100  $42.94
  200  $42.95
  100  $42.97
  200  $42.98
  100  $43.01
  200  $43.07
  300  $43.08
  500  $43.11
  100  $43.12
  200  $43.13
  100  $43.15
  200  $43.16
  400  $43.17
  100  $43.18
  100  $43.20
  100  $43.21

Exhibit 99.1(d)
After the transactions described in notes (1), (3) and (5), the amounts of Class A Common Stock and Class B Common Stock beneficially owned by:

Gary M. Lauder include (i) 75,000 shares of Class A Common Stock held indirectly by the GML Revocable Trust, (ii) 159,654 shares of Class A Common Stock and 1,343,846 shares of Class B Common stock held indirectly as trustee of the GML GRAT Remainder Trust, and
(iii) 159,654 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock held indirectly as trustee of the WPL GRAT Remainder Trust. GML disclaims beneficial ownership of the shares in clauses (i), (ii) and (iii) to the extent he does not have a pecuniary interest in such securities.

William P. Lauder include (i) 242,365 shares of Class A Common Stock and 3,262,800 shares of Class B Common Stock held directly,(ii) 5,234 shares of Class A Common Stock and 22,870 shares of Class B Common Stock, held indirectly by his children, (iii) 159,654 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock held indirectly as trustee of the WPL GRAT Remainder Trust, and
(iv) 159,654 shares of Class A Common Stock and 1,343,846 shares of Class B Common stock held indirectly as trustee of the GML GRAT Remainder Trust. WPL disclaims beneficial ownership of the shares owned by his children and the shares in clauses (iii) and (iv) to the extent he does not have a pecuniary interest in such securities.